INTELLICHECK
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INTELLICHECK INVESTOR PRESENTATION NYSE:IDN

September 2016

Dr. William Roof, President & CEO
Mr. Bill White, CFO

Safe Harbor Statement

- Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "will," "believe," "expect," "anticipate," "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. There is no assurance that the proposed changes in the company's business model will result in positive cash flows or profitability. Actual results may differ materially from the information presented here. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

Our Business

- We are the recognized leader in threat identification, including authenticating, verifying and validating persons' identities in support of:
  - Fraud Prevention
    - Credit card and loyalty program enrollment
    - Merchandise returns
    - Account lookups and verification
  - Regulatory Compliance
    - Each U.S. states' personal information laws are integrated automatically into the applications
    - Automated age verification
  - Enhanced Safety
    - Public safety enhanced through rapid ID of unknown persons

Management Team

CEO	Dr. William H. Roof	• BS Engineering, MBA, PhD (software engineering) • 35 years of business experience • Executive experience in private and public businesses from start-ups to Fortune 20 Corporations, • Military, National Intelligence, Law Enforcement, Healthcare IT
CFO	Bill White	• BA (Business), CPA • 30 years of experience in financial management, operations and business development • Executive experience in private and public corporations • Experience in M&A and strategic planning
CTO	Russell Embry	• BS and MS, Computer Science • 29 years of experience in information technology and software development with notable experience in defense technology and commercial IT • 15 years of technology development with Intellicheck
VP, Sales	Paul Fisher	• BSEE and MBA • 20+ years of business experience • Executive experience in sales, marketing, business development and product management

Our Objective

- Capture markets with a potential that exceeds $1B in annual recurring revenues
  - Tight focus on core technologies and competencies.
  - Expanding technologies to new markets that will benefit from enhanced safety, regulatory compliance and fraud prevention.
  - We have transitioned from a one-time enterprise license model to a SaaS (Software as a Service) model by moving our patented technologies to the web to provide enhanced safety, regulatory compliance and fraud prevention for the billions of transactions that occur there each day.
  - We are leveraging our IP to create and protect barriers to entry in the new markets we pursue.

Current Markets

- Financial ($281M Market Size)
  - Fraud prevention
  - Credit card application
- Hospitality ($840M Market Size)
  - Fraud prevention
  - Hotel check-in
  - Customer loyalty application
- Homeland Security ($230M Market Size)
  - Transportation Worker Identity Credential (TWIC)
    - Facility access control
    - Instant threat assessment
  - Government Facility Security
- National Defense ($91M Market Size)
  - Military base access control
  - Instant threat assessment
- Law Enforcement ($92M Market Size)
  - Mobile subject identification
  - Officer and citizen safety
  - Instant threat assessment
- Retail ($1.2B Market Size)
  - Credit card application
  - Fraud prevention
  - Age verification
  - Customer loyalty application
  - Rental car market

Products and Benefits*

ACCESS ID	Enhances security, simplifies access management
AGE ID	Ensures regulatory compliance, reduces risk
DEFENSE ID	Enhances security while managing visitor background checks and access with ease
GUEST ID	Provides better customer service, faster check-in
LAW ID	Increases citizen and officer safety, real-time situational awareness, automated reporting
RETAIL ID	Enhances customer service, increases store credit card applications, reduces fraud
TWIC ID	Enhances threat identification, improves security plus automates access control

*Additional information available in Appendix

RETAIL ID™ - Deliver better service and get more conversions while reducing fraud

- Reduces credit card fraud by instantly authenticating a buyer's identification
- Increases credit card and loyalty program enrollments by instantly and accurately mapping and automatically populating standardized data into application forms
- Reduces liability risk and ensures compliance by checking all retrieved data against each state's privacy laws and regulatory requirements



LAW ID™ - Increased officer safety plus faster, more accurate reporting

- Enhances officer and citizen safety with real-time authentication of scanned identification on a smartphone or tablet
- Enables officers to quickly view highlighted, critical fields of DMV and criminal records without losing sight of the contact
- Improves reporting accuracy and efficiency by automatically populating incident report forms with data from retrieved records
- Offers extended search capabilities via fast integration with other government and custom database


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DEFENSE ID® - Enhance security while managing visitor access with ease

- Increases facilities' security and safety by instantly and accurately authenticating the identification of visitors, vendors and staff
- Quickly view highlighted, critical fields from DMV and criminal records without losing sight of the individual seeking access
- Enables rules-based customization that allows visitors restricted access, limiting them to specific areas, at specific times



Highlights: Target Industries and Current Customers

- Retail
  - Retail ID™
    - Neiman Marcus, Target, Kohl's, Helzberg Diamonds, Capital One, AT&T
  - Retail ID Mobile®
    - New Product in May 2016 – Already signed Saks and Barneys New York
  - Retail ID?
    - New product to be announced shortly
- Law Enforcement
  - Law ID™ *Law and Order Magazine* named Law ID as Top Public Safety App in 2016
- Defense
  - Defense ID® - On 23 bases and rolling-out to new military customers
  - TWIC ID™ - at 16 ports
- Hospitality
  - Age ID ™ (new product)
    - Exclusive partner to ABL (American Beverage Licensees)
    - Gaining good traction in market place
  - Guest ID™ (new product)
    - Partnered with SkyTouch (Choice Hotels) and have completed integration

Q2 2016 Results

- Revenue for Q2 2016 was $940K vs. $2.3 million in 2015
  - 2015 large, one-time hardware sale to a major international telecommunications company
- Gross profit margin was 79.6% compared to 45.4% in 2015
- Adjusted EBITDA was a loss of $1.3 million for 2016 compared to a loss of $809K in 2015
  - High R&D and legal expenses
- Cash and cash equivalents at June 30, 2016 totaled $4.0 million or $0.44 per diluted share. Stockholders' equity totaled $13.8 million at the end of the quarter or $1.51 per diluted share.
- The Company has no debt

Recent Developments

- 6/13/16 – Company announces purchase of two-factor fingerprint biometric identity authentication
- 5/19/16 – Company begins building all-new salesforce
- 5/11/16 Retail ID Mobile new product launch. First customers already acquired and being installed - Saks and Barneys of NY
- 4/5/16 – Company reaches exclusivity agreement with Visualant Inc., for their latest patented technology in threat assessment and document authentication for the Homeland Security, Law Enforcement and Crime Prevention markets.
- 3/2/16 – Company entered into an agreement to repurchase of 979,114 shares of its common stock from former President and CEO.
- 12/8/15 - Company signed a multi-year agreement with a leading global provider of data-driven marketing, loyalty and credit solutions whose business lines manage more than 100 million consumer relationships for some of the world's leading brands. This global giant currently uses Retail ID™ in nearly a thousand retail locations, and that number is expected to grow dramatically under this new agreement.

Aggressive Defense of Intellectual Property Portfolio

- Intellicheck retained the law firm *Beusse Wolter Sanks & Maire* to work on a contingency basis against companies infringing on our patent portfolio.
- Beusse recently accepted our existing litigation against IDScan.net on a partial contingent fee basis
  - This lawsuit had been fully funded by Intellicheck
- On March 7, 2016 Intellicheck filed a lawsuit against Honeywell for infringing on several Intellicheck patents.
- The suit seeks a permanent injunction, treble damages, pre and post-judgment interest, attorney's fees and costs from Honeywell for the unauthorized use of our patented technology.
- Intellicheck recently engaged a second law firm to pursue infringement lawsuits against additional infringing companies on a contingent fee arrangement.

New Technology Initiatives

- **Exclusive agreement with Visualant**
  - Renders ID documents/currency/credit cards virtually counterfeit proof
  - Non-intrusive, inexpensive and technically supportive in our courts
  - Product development underway with pending orders from the federal government
  - Intellicheck has exclusive rights for law enforcement, national security, crime prevention (including fraud prevention)
- **Cipriano Patent Portfolio**
  - Two factor fingerprint biometric identity authentication

Additional Market Opportunities

- Online identity verification
  - Fraud reduction
  - "2-forms" validation and verification
- School Safety
  - "Know who is on campus"
- Emergency/Disaster Management
  - Victim ID and triage management
  - Disaster zone personnel manifests
- Healthcare
  - Accurate patient information for admissions and discharges
  - Healthcare plan enrollment

Summary

- Over 20 years experience in threat identification and identification authentication
- Robust IP portfolio includes 25 patents (+9 pending)
- Business is validated by customers that include U.S. Military, Department of Homeland Security, Target, Kohl's, Neiman Marcus, Saks, Barneys, Helzberg Diamonds and many more
- Pursuing high margin, recurring revenue business
- Have transitioned to SaaS business model
- Focused on markets that are benefitting from enhanced safety, regulatory compliance and fraud prevention

APPENDIX

AGE ID™ - Ensured compliance reduces risks

- Targeted at restaurants / bars / tobacco / fireworks retailers
- Increases awareness of fraudulent credentials by instantly and accurately authenticating customer identification
- Verifies that the individual purchasing restricted goods is using an authentic ID and is old enough to make the purchase
- Provides the most accurate and up-to-date solution, with the ability to read more than 200 unique barcode formats from every U.S. state and Canadian province
- Offers regulatory-compliant audit capabilities



GUEST ID™ - Better customer service, faster check-in

- Ensures faster, more accurate guest registration by integrating with the existing property management solution
- Reduces check-in time by automatically populating guest registration forms
- Increases awareness of fraud by instantly and accurately authenticating the guests' IDs using either mobile devices or existing systems
- Available as a subscription service or customized solution designed to meet specific needs



ACCESS ID™ - Enhance security, simplify access management

- Increases facilities' security and safety by instantly and accurately authenticating visitor, vendor and staff member IDs using mobile devices or integrated with existing systems
- Enables the quick creation of customized, rules-based credentials that restrict a visitor's access to specific times, locations, or aligned with specific situations, such as increased threat levels
- Provides the most accurate and up-to-date data by authenticating all U.S. state, Department of Defense and Canadian province barcode formats
- Offers the ability to assign local access credentials and badges for longer visits
- Integrates with custom databases that quickly extend authentication capabilities



TWIC ID™ - Enhanced security plus easy access control

- Increases the security and safety of restricted worksites and facilities by instantly and accurately authenticating visitor, vendor, and staff member identification using hand-held TWIC (Transportation Worker Identification Credential) readers
- Authenticates TWIC credentials, driver licenses from every state and all Canadian provinces, plus federal personal identity verification (PIV) smart cards, common access cards (CAC), and enhanced driver licenses
- Enables the creation of customized, rules-based credentials that restrict a visitor's access to specific times, locations, or aligned with specific situations, such as increased threat levels
- Automatically downloads and uses the most recent version of the TWIC Cancelled Card List (CCL)
- Integrates with Lenel OnGuard®, AMAG Symmetry®, and can also be integrated with other physical access control systems


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